Leases	12 Months Ended
Dec. 31, 2020
Leases
Leases

5. Leases

The Group has operating leases primarily for office spaces in China. The determination of whether an arrangement is or contains a lease is made at inception by evaluating whether the arrangement conveys the right to use an identified asset and whether the Group obtains substantially all of the economic benefits from and has the ability to direct the use of the asset. Operating lease assets and liabilities are included in operating lease right-of-use assets, operating lease liabilities, short-term, and operating lease liabilities, long-term on the Group’s consolidated balance sheets. The Group has chosen to not recognize lease assets and lease liabilities for leases with a term of twelve months or less on the consolidated balance sheets.

Operating lease right-of-use assets and operating lease liabilities are recognized based on the present value of lease payments over the lease terms at the lease commencement dates. The Group uses its incremental borrowing rate in determining the present value of lease payments. The incremental borrowing rate is a hypothetical rate based on the Group’s understanding of what interest the Group would pay in order to obtain a borrowing with an amount equivalent to the lease payments in a similar economic environment over the lease term on a collateralized basis from banks in China.

Certain lease agreements contain an option for the Group to renew a lease for a term agreed by the Group and the lessor or an option to terminate a lease earlier than the maturity dates. The Group considers these options, which may be elected at the Group’s sole discretion, in determining the lease term on a lease-by-lease basis. The Group’s lease agreements generally do not contain any residual value guarantees or material restrictive covenants. Certain of the Group’s leases contain free or escalating rent payment terms. The Group’s lease agreements generally contain lease and non-lease components. Non-lease components primarily include payments for maintenance and utilities. The Group has chosen to combine payments for non-lease components with lease payments and accounted them together as a single lease component. Payments under the lease arrangements are primarily fixed. However, for arrangements accounted for as a single lease component, there may be variability in future lease payments as the amount of the non-lease components is typically revised from one period to the next. Additionally, certain lease agreements with SINA contain variable payments, which are determined based on actual SINA headquarters spaces occupied by the Group and are expensed as incurred and not included in the operating lease assets and liabilities.

The components of lease costs for the years ended December 31, 2019 and 2020 were as follows:

	Year Ended December 31,
	2019	2020

	(In thousands)
Operating lease cost	$4,693	$4,902
Short term lease cost	2,663	3,167
Variable lease cost	4,172	4,479
Total lease cost	$11,528	$12,548

Other information related to leases was as follows:

	Year Ended December 31,
	2019	2020

Supplemental Cash Flows Information:	(In thousands)
Cash paid for amounts included in the measurement of lease liabilities:
Cash paid for operating leases	$(4,683)	$(5,522)
Operating lease assets obtained in exchange for operating lease liabilities	$944	$1,675

Maturities of lease liabilities under operating leases as of December 31, 2020 were as follows:

Year Ended December 31,	(In thousands)
2021	$6,406
2022	2,207
2023	315
2024	319
2025 and thereafter	479
Total future payments for recognized leasing assets	$9,726
Less: leases not commenced yet	2,396
Less: imputed interest	245
Total lease liabilities	$7,085

As of December 31, 2019 and 2020, operating leases recognized in lease liabilities have average remaining lease terms of 2.2 years and weighted-average discount rate of 5% at both dates. As of December 31, 2020, the Group had lease contracts valued at $2.4 million that have been entered into but not yet commenced.